--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report (Date of earliest event reported) January 30, 2001

RESIDENTIAL ASSET SECURITIES CORPORATION (as seller under a Pooling and Servicing Agreement, dated as of January 1, 2002, providing for, inter alia, the issuance of Home Equity Mortgage Asset Backed Pass-Through Certificates, Series 2002-KS1)


                    Residential Asset Securities Corporation
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                           333-52088              51-0362653
--------                            ---------              ----------
(State or Other Jurisdiction of   (Commission          (I.R.S. Employer
Incorporation)                     File Number)         Identification No.)

8400 Normandale Lake Blvd.                                  55437
                                                            -----
Suite 250                                                 (Zip Code)
Minneapolis, Minnesota
(Address of Principal Executive
Offices)


Registrant's telephone number, including area code, is (952) 832-7000


--------------------------------------------------------------------------------

Item 7. Financial Statements Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

               1. Pooling and Servicing Agreement, dated as of January 1, 2002 among Residential Asset Securities Corporation, as seller, Residential Funding Corporation, as master servicer and Bankers Trust Company, as trustee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            RESIDENTIAL ASSET SECURITIES
                                             CORPORATION


                                            By:     /s/ Julie Steinhagen
                                            Name:  Julie Steinhagen
                                            Title: Vice President

Dated: January 30, 2002